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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               __________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 12, 1995

                                FMC CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                         1-2376                94-0479804
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


             200 East Randolph Drive, Chicago, Illinois    60601
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              (address of principal executive offices)   (Zip Code)

                                (312) 861-6000
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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On September 12, 1995 FMC Gold Company, an 80-percent owned subsidiary of FMC
Corporation, issued the following release:

FMC GOLD EXPLORING POSSIBLE SALE

CHICAGO, September 12, 1995 -- FMC Gold Company today announced that it has engaged the investment banking firm of Wood Gundy Inc., Toronto, to act as its financial advisor in connection with the possible sale of FMC Gold Company. FMC Gold said that Wood Gundy will initiate a solicitation of interest process immediately, to be followed by an auction process among interested parties.

FMC Gold noted that there is no assurance that any transaction will result from its work with Wood Gundy and, if a transaction takes place, that there is no assurance about its value.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FMC Corporation
                                     Registrant

Date: September 12, 1995             By: ______________________
                                     Name: Robert L. Day
                                     Title: Secretary